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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Hollis-Eden Pharmaceuticals, Inc.
San Diego, California


          We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement on Form S-8 of our report dated January 19, 2001, relating to the financial statements of Hollis-Eden Pharmaceuticals, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.




                              BDO Seidman, LLP


New York, New York
July 20, 2001